SUPPLEMENT TO

CALVERT FUND OF FUNDS PROSPECTUS
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

Prospectus dated January 31, 2007

Date of Supplement: October 26, 2007

Under "About Calvert" on page 28 of the Prospectus, delete the text after the second sentence of the second paragraph and replace with the following:

John P. Nichols, CFA, is head of the Allocation Committee. He has served as Calvert's Vice President, Equities, since 1995, and oversees investment strategy and management of all of Calvert's balanced, equity and asset allocation portfolios. The Funds' Statement of Additional Information provides additional information about Mr. Nichols' management of other accounts, compensation and ownership of securities in each Fund.